Exhibit 10.6

EXECUTION VERSION

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Intermediate Feedstock
Supply Agreement

Date:

12 March 2012

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***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Table of Contents

TABLE OF CONTENTS		II

ARTICLE ONE. INTERPRETATION		1

1.01	DEFINITIONS:	1
1.02	INTERPRETATION AND CONSTRUCTION:	8
1.03	SCHEDULES:	10
1.04	CALCULATION OF TIME:	10

ARTICLE TWO. SUPPLY OF FEEDSTOCK		10

2.01	SUPPLY:	10
2.02	PRICE:	10
2.03	INCENTIVE PAYMENT:	16
2.04	FORECASTING:	16
2.05	ORDERS:	18
2.06	SHIPMENT:	19
2.07	DELIVERY:	19
2.08	SHELF LIFE:	19
2.09	ACCEPTANCE OF THE FEEDSTOCK:	19
2.10	INCOMPLETE DELIVERY:	21
2.11	SAFETY STOCK:	21
2.12	CERTIFICATE OF ANALYSIS; MATERIAL SAFETY DATA SHEET:	22
2.13	PAYMENT:	22
2.14	EXCLUSIVITY:	22
2.15	REGULATORY COMPLIANCE:	23
2.16	REPRESENTATIONS AND WARRANTIES:	27
2.17	INDEMNIFICATION:	29
2.18	RECALLS AND TRACEABILITY:	31

ARTICLE THREE. TERM AND TERMINATION		32

3.01	TERM:	32
3.02	TERMINATION:	32
3.03	EFFECT OF TERMINATION OR EXPIRATION:	34

ARTICLE FOUR. CONFIDENTIALITY; LICENSEES; INTELLECTUAL PROPERTY		35

4.01	DISCLOSURE: STANDARD OF CARE:	35
4.02	COMPELLED DISCLOSURE:	36
4.03	REGULATORY DISCLOSURES:	36
4.04	LICENSEES:	36
4.05	INTELLECTUAL PROPERTY:	36
4.06	KNOWLEDGE TRANSFER:	38

ARTICLE FIVE. GENERAL		39

5.01	CONDITION PRECEDENT:	39
5.02	INSURANCE:	40
5.03	LIMITATION OF LIABILITY:	40
5.04	PUBLICITY:	40
5.05	ENTIRE AGREEMENT:	40
5.06	GOVERNING LAW:	41
5.07	FORCE MAJEURE:	41
5.08	SEVERABILITY:	41

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ii

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

5.09	FURTHER ASSURANCES:	41
5.10	NO AMENDMENTS:	42
5.11	NO ASSIGNMENT:	42
5.12	NO WAIVER:	42
5.13	NO AGENCY:	42
5.14	NOTICES:	42
5.15	COUNTERPARTS:	43

SCHEDULE “A” — SPECIFICATIONS FOR THE FEEDSTOCK		1

SCHEDULE “B” — SUPPLY PRICE VARIABILITY RELATED TO COST OF CRUDE FISH OIL		1

SCHEDULE “C” - CURRENT LAUNCH PLANS		1

SCHEDULE “D” - PRODUCTION STANDARDS		1

SCHEDULE “E” - INCOMING FISH OIL SPECIFICATIONS		1

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iii

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

This Intermediate Feedstock Supply Agreement (the “Agreement”) made this 12th day of March, 2012(the “Effective Date”)

BETWEEN:

Ocean Nutrition Canada Limited, a body corporate constituted under the laws of Canada (“ONC”)

-and-

Omthera Pharmaceuticals Inc., a body corporate constituted under the laws of Delaware (“Omthera”)

(Individually, a “Party” and collectively, the “Parties”)

RECITES:

A.                                    ONC is in the business of manufacturing, processing and supplying marine-derived Omega-3 oils;

B.                                    Omthera is in the business of manufacturing, processing and supplying and commercializing active pharmaceutical ingredients and, in particular, the drug Epanova and products containing the active pharmaceutical ingredient Omefas;

C.                                    Omthera desires to purchase from ONC certain products and ONC desires to sell such products to Omthera on the terms set out herein;

NOW THEREFORE in consideration of the mutual promises and covenants herein, and other good and valuable consideration, the sufficiency of which is acknowledged by the Parties, the Parties agree as follows:

Article One. Interpretation

1.01                        Definitions:

In this Agreement,

(a)                                 “Act” has the meaning assigned in Section 2.16(e);

(b)                                 “Affiliate” means, with respect to any entity, any other entity that directly or indirectly Controls, is Controlled by, or is under common Control with, such entity;

(c)                                  “Applicable Laws” means all relevant federal, provincial, state and local laws, statutes, rules, regulations, requirements, and ordinances and industry standards and guidelines as in effect on the Effective Date or adopted

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

thereafter and which are applicable to a Party’s activities hereunder, including the applicable regulations and guidelines of any Relevant Regulatory Authority, including the FDA and other competent authorities and all applicable cGMPs, together with amendments thereto;

(d)                                 “Business Day” means a day, other than a Saturday or a Sunday or statutory holiday, on which both (i) the main commercial branch of the Bank of Nova Scotia in the City of Halifax, Nova Scotia, is open for business to general retail clients, and (ii) the main commercial branch of the largest retail bank (based on assets) in the City of New York, New York, is open for business to general retail clients;

(e)                                  “Calendar Year” means that interval of time from January 1 to December 31;

(f)                                   “Capacity Forecast” has the meaning assigned in Section 2.04(3);

(g)                                  “Certificate of Analysis” means a document which is signed and dated by a duly authorised representative of ONC certifying that a specific batch of the Feedstock conforms with the Specifications and which includes relevant analytical information mutually-agreed upon;

(h)                                 “Certificate of Origin” means a document which is signed and dated by a duly authorized representative of ONC certifying that a specific batch of the Feedstock is manufactured using Incoming Fish Oil meeting the Incoming Fish Oil Specifications;

(i)                                     “Certificate of Compliance” means a document which is signed and dated by a duly authorized quality assurance representative of ONC certifying that the specific batch of the Feedstock has been manufactured meeting all applicable cGMP regulations;

(j)                                    “cGMP” means current good manufacturing practice and standards as provided for (and as amended from time to time) in the Current Good Manufacturing Practice Regulations to the US Code of Federal Regulations Title 21 (21 CFR 210 and 21 CFR 211) in relation to the production of pharmaceutical intermediates and active pharmaceutical ingredients, as interpreted by ICH Harmonised Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7 and subject to any arrangements, additions or clarifications agreed from time to time between the Parties in the Quality Technical Agreement;

(k)                                 “Confidential Information” means: (a) any information relating to the product plans, specifications, designs, costs,

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

prices and names, finances, marketing plans, business opportunities, personnel, research, development, or Intellectual Property Rights of a Party, regardless of when such information was revealed or disclosed; (b) any information that is disclosed by the Disclosing Party and which would reasonably be considered to be confidential or proprietary information, which specifically includes any materials that are marked as being confidential; and (c) the terms and conditions of this Agreement (which terms and conditions will be treated as the Confidential Information of both Parties); provided, however, that “Confidential Information” shall not include information that: (i) was generally available to the public at the time of receipt from the Disclosing Party, or thereafter becomes generally available to the public other than through a breach of this Agreement by the Receiving Party; (ii) is known to the Receiving Party on a non-confidential basis prior to its receipt from the Disclosing Party and such knowledge can be proven; (iii) is disclosed with the prior written consent of the Disclosing Party; (iv) becomes known to the Receiving Party from a source other than the Disclosing Party without breach of this Agreement by the Receiving Party; (v) was required to be disclosed pursuant to law; or (vi) was developed independently by personnel of the Receiving Party who had no substantive knowledge of the Disclosing Party’s Confidential Information at the time of such independent development;

(l)                                     “Control” means, with respect to a party, the power to direct or cause the direction of the management or policies of a party, whether through the ownership of voting securities, by contract, resolution, regulation or otherwise;

(m)                             “Crude Fish Oil” has the meaning assigned in Section 4.01;

(n)                                 “Delivery Note” means a document specifying the Feedstock by SKU, description, ONC batch number, Feedstock expiry date, total quantity, quantity by packaging unit and other details reasonably required and requested by Omthera from time to time;

(o)                                 “Disclosing Party” has the meaning assigned in Section 4.01;

(p)                                 “Effective Date” means the date inscribed at the top of the first page of this Agreement;

(q)                                 “FDA” means United States Food and Drug Administration or any successor entity thereto;

(r)                                    “Feedstock” means those certain fish derived Omega-3 oils, the Specifications for which are set out in Schedule “A”;

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Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

(s)                                   “Finished Product” means any product produced by Omthera, a Licensee or an ultimate customer of Omthera that incorporates or includes Feedstock or other fish-oil intermediates as an ingredient or an intermediary, including Epanova and Omefas;

(t)                                    “First Year” has the meaning assigned in Section 2.04(2)(a);

(u)                                 “FO Order” has the meaning assigned in Section 2.04(2)(c);

(v)                                 “Force Majeure Event” has the meaning assigned in Section 5.07;

(w)                               “FX Order” has the meaning assigned in Section 2.04(2)(a);

(x)                                 “Incoming Fish Oil” means the raw, and pre treated fish oil of the type actually used for processing into Feedstock;

(y)                                 “Incoming Fish Oil Specifications” has the meaning assigned in Section 4.01;

(z)                                  “Information” will mean all tangible and intangible (a) techniques, technology, practices, trade secrets, inventions (whether or not patentable), methods, manufacturing processes, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions and software, (b) compounds, compositions of matter, cells, cell lines, assays, and physical, biological or chemical material, and (c) marketing data, including clinical studies designed to support promotional efforts, all of which relate to any Finished Product or any fish-oil intermediates (including Feedstock) in any indication;

(aa)                          “Intellectual Property Right” means any and all patents, patent applications, all provisional, divisional, continuations, renewals, continuations-in-part, re-examinations, patents of addition, supplementary protection certificates, extensions, letters of patent, registration or confirmation patents and reissues with respect to any patents described in this paragraph, any Know-How, data, technology, inventions, copyrights, industrial property and technical information, and any and all rights in or to any of the foregoing;

(bb)                          “Know-How” means all non-patented proprietary information, inventions, discoveries, designs, developments, techniques, materials, processes, manufactures, compositions of matter or methods of use and trade secrets, whether or not patentable or copyrightable;

(cc)                            “Latent Defect” means a defect which existed in the Feedstock at the time of delivery by ONC to the shipping

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***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

destination; which did not exist at the start of the ONC manufacturing process (provided ONC complied with Section 2.16(a) through 2.16(e)); which was not reasonably discoverable upon visual inspection or testing (as defined in the Specifications) and negatively affects the safety or efficacy of the Feedstock or the Finished Product (including compliance with cGMP). Any defects caused by variability in the Incoming Fish Oil (provided the Incoming Fish Oil satisfied the Incoming Fish Oil Specifications) are excluded from this definition;

(dd)                          “Licensee” means any person or entity to whom Omthera has granted the right to develop, manufacture, sell, distribute or commercialize the Finished Product, which includes, as of the Effective Date hereof, or will include BioVectra Inc. and Croda International plc;

(ee)                            “Losses” has the meaning assigned in Section 2.04(2)(a);

(ff)                              “Marketing Authorisation” in relation to a Finished Product, is the grant of all necessary registrations, listings, approvals or licences by the Relevant Regulatory Authority in the Territory for the importation, storage, promotion, sale or distribution of that Finished Product;

(gg)                            “Material Regulatory Risk” has the meaning assigned in Section 2.15(5)(a);

(hh)                          “Notice Period” has the meaning assigned in Section 2.04(2)(a);

(ii)                                  “Omefas” means an omega-3 FFA concentrate used as sole active pharmaceutical ingredient for the drug “Epanova”;

(jj)                                “Omthera Data” has the meaning assigned in Section 4.05(7);

(kk)                          “Omthera Manufacturing Know-How” will mean all data, Information and Know-How owned or controlled by Omthera or its Affiliates, licensors, Licensees or other collaborators (other than ONC) prior to the Effective Date or developed or acquired by or for Omthera or its Affiliates, licensors, Licensees or other collaborators thereafter and relating to the manufacturing, processing, formulating, packaging, labelling, holding and quality control testing of any Finished Product or any fish-oil intermediates (including Feedstock);

(ll)                                  “ONC Intellectual Property” has the meaning assigned in Section 2.04(2)(b);

(mm)                  “ONC Manufacturing Know-How” will mean all data, Information and Know-How owned or controlled by ONC or any of its Affiliates prior to the Effective Date or developed or

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

acquired by or for ONC or any of its Affiliates thereafter and relating to the manufacturing, processing, formulating, packaging, labelling, holding and quality control testing of any Finished Product or any fish-oil intermediates (including the Feedstock);

(nn)                          “PL Order” has the meaning assigned in Section 2.04(2)(b);

(oo)                          “Production Standards” means those manufacturing and production standards and quality controls as set out at Schedule “D”, as may be amended by the Parties from time to time;

(pp)                          “Quality Technical Agreement” (or “QTA”) has the meaning assigned in Section 2.02(4);

(qq)                          “Receiving Party” has the meaning assigned in Section 4.01;

(rr)                                “Regulatory Recall” has the meaning assigned in Section 2.18;

(ss)                              “Relevant Regulatory Authority” in relation to a country or region, means the governmental authority, whether federal, state, provincial, or municipal, regulating the use, importation, manufacture, marketing, sale or distribution of pharmaceutical substances and the grant of Marketing Authorisations in such country or region;

(tt)                                “Shelf Life” means the period of time during which Feedstock may be stored and remain suitable for use, which will be a minimum of […***…] and may be extended based on stability studies demonstrating longer shelf life;

(uu)                          “Specifications” means the specifications for the Feedstock, which are attached as Schedule “A”;

(vv)                          “Supply Price” has the meaning assigned in Section 2.02(1);

(ww)                      “Supply Problem” has the meaning assigned in Section 2.02(1);

(xx)                          “Term” has the meaning assigned in Section 3.01;

(yy)                          “Territory” means worldwide; and

(zz)                            “Test Samples” has the meaning assigned in Section 2.06.

1.02                        Interpretation and Construction:

In this Agreement, unless the context otherwise requires:

(a)                                 any use of the word “including” shall be deemed and interpreted to mean “including without limitation”;

(b)                                 any use of the masculine, feminine or neuter case shall be interpreted to include the other cases as may be required;

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Under 17 C.F.R. Sections 200.80(b)(4)

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(c)                                  any use of the singular or plural shall be interpreted to include the other case as may be required;

(d)                                 a reference to a clause or a Schedule is to a clause or Schedule of this Agreement, and a reference in a Schedule to a clause is a reference to a clause in that Schedule;

(e)                                  a reference to any monetary amount is to lawful currency of the United States of America;

(f)                                   words or phrases appearing in this Agreement with capitalised initial letters are defined terms and have the meanings given to them in this Agreement;

(g)                                  a reference to any document, including this Agreement, includes a reference to that document as amended or replaced from time to time;

(h)                                 headings appear as a matter of convenience and do not affect the construction of this Agreement;

(i)                                     a reference to a prohibition against doing anything includes a reference to not permitting, suffering or causing that thing to be done;

(j)                                    the rule of construction known as the contra proferentem rule does not apply to this Agreement;

(k)                                 a reference to a Party to this Agreement or any other document includes that Party’s personal representatives, successors and permitted assigns;

(l)                                     a reference to a person includes a corporation and also a body of persons, whether corporate or unincorporated;

(m)                             where a word or expression is defined in this Agreement, other parts of speech and grammatical forms of that word or expression have corresponding meanings;

(n)                                 a reference to a statute or any regulations is a reference to that statute or those regulations as amended, or to any statute or regulations substituted for that statute or those regulations; and

(o)                                 a reference to “written” or “in writing” includes all modes of presenting or reproducing words, figures and symbols in a tangible and permanently visible form.

1.03                        Schedules:

This Agreement contains the following schedules, each of which shall be deemed to be an integral part of this Agreement:

(a)                                 The Specifications;

(b)                                 Supply Price Variability related to Cost of Crude Fish Oil;

(c)                                  Current Launch Plans;

(d)                                 Production Standards; and

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

(e)                                  Incoming Fish Oil (crude fish oil) specifications (the “Incoming Fish Oil Specifications”)

1.04                        Calculation of Time:

When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference day in calculating such period shall be excluded. Any payment or action to be made or taken on a day other than a Business Day shall be made or taken on the immediately following day that is a Business Day. Any reference to a particular time in this Agreement shall refer to the time zone applicable in Halifax, Nova Scotia.

Article Two. Supply of Feedstock

2.01                        Supply:

During the Term, ONC shall supply Feedstock to Omthera and its Licensees based on FX Orders placed by Omthera and forecasts provided by Omthera in accordance with Section 2.03.

2.02                        Price:

(1)                                 Initial Price:

The supply price for Feedstock (the “Supply Price”) shall be determined by the quantity of Feedstock to be purchased in a particular Calendar Year, as set out below and as adjusted in accordance with Section 2.02(2):

(a)                                 […***…]

(b)                                 […***…]

(c)                                  […***…]

(d)                                 […***…]

All pricing set out herein is Ex Works ONC’s facility designated by ONC in its acknowledgement of each FX Order.

(2)                                 Price adjustment:

The Supply Price is based on assumptions related to the cost of Crude Fish Oil and inflation existing at the time of execution of the Agreement and is subject to adjustment as provided for in this Section 2.02(2).

(a)                                 Adjustment for Cost of Crude Fish Oil:

The Supply Price for the Feedstock shall vary according to changes in the price of “Crude Fish Oil”, using […***…] crude fish oil as a reasonable proxy to indicate increase and decreases in the market price of fish oil. Sixty (60) days following […***…], ONC shall calculate the weighted average export price for […***…] Crude Fish Oil based on information published by […***…] and shall adjust the Supply Price to directly reflect the increase or decrease of the cost of Crude Fish Oil as illustrated in Schedule “B”. ONC will provide Omthera with copies of such information as published by […***…]. For the purposes of this

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

adjustment, the baseline cost of Crude Fish Oil as of the Effective Date is […***…]. ONC shall source Incoming Fish Oil from […***…], and in the event of any Force Majeure Event that requires ONC to source Incoming Fish Oil from any fishery other than […***…], ONC will first seek to source Incoming Fish Oil from the fisheries in […***…], and if a fishery outside those areas is required to be used based on a Force Majeure Event, the Parties will cooperate to qualify such new source of Incoming Fish Oil, and the actual acquisition cost of Incoming Fish Oil shall be used if no general information like that provided by the […***…] described above is available for the fishery used. ONC will provide Omthera with all reasonable supporting documentation, and Omthera will have the right to have the calculation of any such price adjustment verified by an independent expert at Omthera’s cost. At either Party’s request, the Parties shall qualify additional fisheries.

(b)                                 Adjustment for CCPI

ONC has provided pricing over the Term based on the assumption that its variable costs associated with labour, transportation, duties/taxes, utilities and raw materials directly related to the manufacturing process (other than Crude Fish Oil) will remain stable. ONC shall have the right to increase the prices charged for the Feedstock pursuant to Section 2.02(1) […***…] after the Effective Date […***…] to reflect any increases in the Canadian Consumer Price Index published by Statistics Canada for […***…].

(3)                                 Adjustment of Specifications

(a)                                 In the event that any change in the Specifications necessitated by a mandatory change in regulations imposed by a Relevant Regulatory Authority in order to maintain the Marketing Authorisation for a Finished Product increases or decreases ONC’s costs related to the production of Feedstock, the Supply Price shall be adjusted accordingly so that such incremental increase or decrease in cost is directly reflected in the relevant price, provided that only the relevant portion of such costs directly and specifically applicable to production of Feedstock will be included in such adjustment. In the event of any change in regulations after the Effective Date that may require a capital outlay specific to the change by ONC in order that the Feedstock complies with such regulation, the Supply Price shall be adjusted so that ONC recovers all of its capital outlay[…***…], provided that […***…]. In any such case, before incurring any such costs or making such capital

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Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

outlay, the Parties shall meet and discuss. For clarity, by “directly and specifically” as used above it is understood that […***…].  Any change in Specifications required under this Section 2.02(3)(a) must be agreed-upon by ONC and ONC shall have the option to terminate this Agreement in the event that it concludes it is not able to supply Feedstock that complies with a proposed new Specifications or is unwilling to make the requisite capital expenditure based in the change in Specifications (in the event that Omthera does not elect to pay all such expenditure), provided that the Parties will meet to discuss any such new proposed Specifications and ONC will use reasonable efforts to meet such proposed new Specifications taking into account any costs Omthera may pay as stated above.

(b)                                 In the event that a change is required in the Specifications, Incoming Fish Oil Specifications or Production Standards as requested by Omthera, then ONC shall promptly and in good faith consider such changes and shall advise Omthera of any changes in the Supply Price (subject to Section 2.02) that would apply if such changes were implemented. If required by Omthera, the Parties shall cooperate in good faith to promptly implement the changes on terms as the Parties agree in writing.

(c)                                  Omthera will, to the extent that it is able to do so, keep ONC apprised of any anticipated or proposed changes to Production Standards or other regulatory matters or consultations or requests for comments being carried out with Relevant Regulatory Authorities that may have an effect on ONC and the Feedstock supplied hereunder.

(4)                                 Quality and Technical Standards

ONC will perform its obligations under this Agreement in accordance with the terms and conditions of this Agreement and the Quality Technical Agreement and in compliance with cGMPs, all Applicable Laws, Marketing Authorisations, the Specifications, and any reasonable written instructions provided by Omthera as agreed by ONC. All Feedstock will be produced, manufactured, packaged,

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

labeled and shipped in accordance with this Agreement, cGMPs, Applicable Laws and the instructions of Omthera. When required ONC will develop QTA’s with the other contract manufacturers to define the Quality, Technical and cGMP responsibilities. Omthera will have the right to approve these QTAs, acting reasonably. The Parties shall enter into the “Quality Technical Agreement” […***…]. ONC will take such steps as are reasonably required to become a qualified supplier of each of the Licensees.

(5)                                 Site Approvals

ONC acknowledges that any site used in the manufacture of Feedstock shall be subject to verification that such site complies with the Production Standards. ONC shall not utilize alternative sites for production and supply of Feedstock for Omthera unless such sites have been verified with respect to Production Standards compliance. Any site approval under this Section shall not relieve ONC of its ongoing obligation to comply with Production Standards at such site for the production and supply of Feedstock under this Agreement. Before seeking to qualify any other sites, ONC will first seek Omthera’s prior written consent, not to be unreasonably withheld, and in qualifying any such other site, the Parties will discuss any Supply Price improvements that may be shared between the Parties based on the involvement of the new site in supplying Feedstock.

(6)                                 Notice of Non-Conformity

ONC shall immediately notify Omthera in writing if ONC becomes aware that any Feedstock or Incoming Fish Oil used in the production of such Feedstock delivered or to be delivered does not, or likely does not, conform to the requirements of the Relevant Regulatory Authorities, the Specifications, Incoming Fish Oil Specifications, Production Standards and other quality and technical standards as agreed by the Parties under this Agreement.

2.03                        […***…]:

Omthera will forthwith pay ONC […***…] upon […***…].

Omthera will forthwith pay ONC […***…] upon […***…].

2.04                        Forecasting:

(1)                                 Preliminary forecast:

Within […***…], Omthera shall provide ONC with a non-binding, good faith estimate of its estimated requirements of Feedstock for […***…]. Omthera shall keep ONC reasonably apprised of any significant developments or milestones that would have any effect on the timing of demand, such as any applications made to relevant regulatory authorities for

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Marketing Authorisation for any Finished Product, approvals of such applications, marketing plans and similar information.

(2)                                 Monthly updated forecasts:

Each month Omthera shall provide ONC with a schedule of clearly defined manufacturing orders, including, but not limited to, delivery dates, delivery destinations, shipping instructions and any special handling requests. This schedule will also identify the following:

(a)                                 “FX Orders”: Fixed Manufacturing orders required for delivery in the following […***…]. These orders are firm.

(b)                                 “PL Orders”: Planned Manufacturing orders scheduled for delivery in months […***…], to follow. These are orders which have high probability of remaining firm at subsequent updates, eventually becoming FX Orders.

(c)                                  “FO Orders”: Forecasted Manufacturing orders scheduled for delivery in months […***…]. These are provisional orders which are likely to materialize as PL Orders but the quantity and timing may be different at each scheduled update.

Omthera shall be obligated to purchase at least […***…] of its FX Orders, at least […***…] of its forecast PL Orders, and at least […***…] of the FO Orders, unless there is a Supply Problem as described below in Section 2.09(3). ONC shall be capable of supplying up to […***…] of such PL Orders, unless otherwise mutually agreed. ONC shall use commercially reasonable effort to supply the surplus quantities ordered. […***…], the Parties will discuss in good faith the possibility of ONC fulfilling orders exceeding the […***…] of such PL Orders in case the demand for Finished Product exceeds initial expectations.

(3)                                 Planning and capacity forecasts:

In addition to the […***…] rolling forecasts referred to in Section 2.04(2), Omthera shall submit to ONC […***…] indicative and non-binding forecast (the “Capacity Forecast”) on […***…] during the Term, whereby the […***…] will represent the FX Order, PL Order and FO Order, and […***…] will represent a yearly demand estimate. ONC shall within ninety (90) days of submission thereof, comment in writing on its capacity and capability to meet the Capacity Forecast. At any Party’s request, the Parties shall also meet in person quarterly to discuss relevant issues related to this Agreement, in particular for the year following such meeting, including in respect of Capacity Forecast and market conditions for the Finished Products.

2.05                        Orders:

All orders for Feedstock shall be in writing and submitted either by fax or electronic mail to an address designated for such by ONC from time to time.

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Individual orders shall not be binding on ONC unless and until acknowledged by ONC within five (5) Business Days of receipt. Any contractual term set out in any purchase order, acknowledgement or invoice shall not be binding on any of the Parties unless such term is expressly agreed to by an instrument in writing signed by the Parties.

2.06                        Shipment:

Each lot of Feedstock shall be shipped in the type of packaging or containers specified in the Specifications, and each container will be clearly labelled with the weight, name, lot number, and expiration date. In addition, ONC shall ship by overnight courier to the delivery recipient one or more Feedstock test samples (“Test Samples”) for each lot of Feedstock, with targeted delivery expected before receipt of the corresponding Feedstock delivery. Omthera shall be provided with each delivery the commercial invoice bearing the applicable order number relating to such delivery and any other agreed delivery documentation, including a Delivery Note, a Certificate of Analysis, a Certificate of Compliance and a Certificate of Origin and a list of change controls and deviations for that particular batch or batches. At Omthera’s request, ONC shall provide Omthera with reasonable access to and copies of any applicable supporting data (such as batch records, internal and external lab results and the like) in ONC’s possession, available to ONC or that ONC is able to obtain using commercially reasonable efforts.

2.07                        Delivery:

Delivery shall take place within the period from […***…] the delivery date contained in the FX Order and agreed-to by ONC. If Feedstock is incorrectly delivered according to the Firm Order, ONC shall be liable for reasonable and documented additional expense incurred in delivering it to the correct point specified in the Firm Order.

2.08                        Shelf Life:

At the time of delivery of Feedstock by ONC, the remaining Shelf Life of such Feedstock shall be not less than […***…] of the Shelf Life period if […***…] and […***…]of the Shelf Life period […***…]. This Shelf Life requirement shall form part of the Specifications under this Agreement. The Parties shall collaborate on conducting stability studies demonstrating longer shelf life.

2.09                        Acceptance of the Feedstock:

(1)                                 Deemed acceptance:

If Omthera does not notify ONC in accordance with Section 2.09(2), then Omthera will be deemed to have accepted the Feedstock.

(2)                                 Notice:

Omthera or its Licensee, as applicable, shall inspect and test the Test Samples for each lot of Feedstock received and shall forthwith notify ONC in writing of any

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alleged deficiencies related to the warranties provided hereunder or failure to meet the Specifications. Omthera will have the Notice Period (defined below) to address any alleged deficiencies, and during the Notice Period, Omthera shall consult with ONC on testing and results. If Omthera notifies ONC in writing before the end of the Notice Period that Omthera believes any of the Feedstock did not conform to the Specifications or warranties at the time of delivery to Omthera, Omthera will contact ONC and attempt to resolve the matter and if after a period of thirty (30) days Omthera is not satisfied and has obtained independent verification by an independent testing laboratory, such laboratory approved by both Parties, that the Feedstock did not conform to the Specification at the time of delivery to Omthera:

(a)                                 ONC will, at its expense, replace any such defective Feedstock within […***…] like an FX Order hereunder; and

(b)                                 all quantities of defective Feedstock will, at ONC’s election and expense be either (i) returned to ONC at ONC’s expense; or (ii) destroyed by Omthera under ONC’s direction at ONC’s cost.

“Notice Period” means (i) […***…] days for […***…] beginning with […***…], and (ii) […***…] thereafter.

Upon detection of a Latent Defect by Omthera or ONC the other Party will be notified in writing within […***…] and if the Latent Defect is attributable to ONC as described below, Sections 2.09(2)(a) and 2.09(2)(b) will be applicable. Upon any such notification, the Parties will meet and discuss, and a plan to test for and determine whether the Latent Defect is attributable to ONC will be put into action, with a goal of making that determination promptly and in any event with […***…]. If Omthera and ONC are unable to agree on such plan or disagree on such determination, then Omthera and ONC shall mutually agree upon an independent third party to address the situation and render a determination, which determination shall be final and binding. The cost of the independent third party shall be borne by […***…].

(3)                                 Supply Problem:

A “Supply Problem” means that for […***…], or for […***…], Sections 2.09(2)(a) and 2.09(2)(b) are applied to those shipments. In such event, then without limiting any other remedies of Omthera, Omthera shall not be required to make any further Feedstock Purchases, until the Parties resolve the source(s) of the Supply Problem. If ultimately it is determined that any such sources are not ONC’s responsibility, then the Parties shall agree on appropriate compensation for Omthera to pay ONC for any orders that were not placed as required by Section 2.04(2).

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2.10                        Incomplete Delivery:

(1)                                 Omthera shall notify ONC in writing as soon as reasonably practicable if there is an incomplete delivery according to the terms of this Agreement and a confirmed FX Order. ONC shall thereafter use its commercially reasonable efforts to deliver the shortfall as soon as possible, but no later than […***…] days of the intended delivery date under the FX Order, provided this shall be without prejudice to any other rights or obligations under this Agreement.

(2)                                 If the shortfall for delivery of any FX Order exceeds […***…], then without limiting any other remedies of Omthera under this Agreement, the following terms shall apply:

(a)                                 If the shortfall is […***…]:

(i)                                     […***…] shall apply for delivery of the shortfall; and

(ii)                                  If the complete delivery of the shortfall occurs after […***…], the Supply Price for the shortfall quantity […***…] shall be reduced by […***…], and […***…].

(b)                                 If the shortfall is […***…]:

(i)                                     […***…] shall apply for delivery of the shortfall;

(ii)                                  If the complete delivery of the shortfall occurs after […***…], the Supply Price for the shortfall quantity […***…]shall be reduced by […***…], and […***…]; and

(c)                                  If the complete delivery of the shortfall occurs […***…] after the FX Order, ONC shall also pay to Omthera, […***…], and […***…], in each case of the Supply Price (as per the FX Order) for the shortfall quantity […***…].

(3)                                 The above terms of Section 2.10(2) shall not apply to a shortfall caused by a Force Majeure Event, and the application of Section 2.10(2) shall not release the Parties from their obligations and liabilities under this Agreement.

2.11                        Safety Stock:

[…***…], the Parties will agree on a safety stock plan that the Parties will update during the Term as appropriate.

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2.12                        Certificate of Analysis; Material Safety Data Sheet:

ONC shall retain the following information and documentation (per cGMP requirements) with respect to Feedstock delivered to Omthera, and provide such information and documentation to Omthera upon its request in a form reasonably acceptable to Omthera:

(a)                                 Certificates of Analysis, Compliance and Origin;

(b)                                 a Delivery Note;

(c)                                  batch documentation for the Feedstock; including a summary of the deviations properly closed and changes and all of the in process and final QC analysis with back up;

(d)                                 a copy of the Specifications;

(e)                                  the test methods used by ONC in respect of the Feedstock (including validation testing); and

(f)                                   any other documentation which Omthera may be required to provide to regulatory authorities from time to time in connection with ONC’s manufacture of the Feedstock or supply, distribution or other disposal of the Finished Product.

2.13                        Payment:

[…***…], Omthera shall pay to ONC […***…] of the purchase price for the Feedstock set out in the relevant FX Order. The balance of the purchase price shall be due and payable on […***…]. Overdue invoices shall accrue simple interest at a rate of […***…]. In the event that invoices remain outstanding for […***…], ONC may adjust the payment terms for future orders consistent with its credit practices. After […***…] of prompt payment, the original […***…] credit terms will be restored.

2.14                        Exclusivity:

Provided the following criteria under clauses (a), (b) and (c) are met by Omthera (and in such regard provided ONC meets its obligations under this Agreement), ONC and its subsidiaries will not manufacture, develop, market, sell or supply any other person or entity (other than Omthera and its Licensees), or license or enable (in either case in whole or in part) any others to do the same, with […***…]:

(a)                                 […***…];

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(b)                                 […***…]

(c)                                  […***…].

[…***…].

[…***…].

2.15                        Regulatory compliance:

(1)                                 ONC acknowledges and agrees that the Feedstock is intended to be used as a feedstock for an active pharmaceutical ingredient and is required to be manufactured, processed and handled in accordance with the measures required by the

(2)                                 Relevant Regulatory Authorities (including all cGMP requirements outlined in the CofR, MHRA and ICHQ7A guidelines), provided such measures to the

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extent not in cGMP are communicated to ONC. All Feedstock manufactured by ONC and supplied to Omthera shall be manufactured, processed and handled in accordance with such guidelines. In addition to such obligations, ONC will:

(a)                                 fully and promptly disclose to Omthera relevant matters pertaining to the Feedstock and any supporting documentation for the purposes of Omthera or its Licensees obtaining Marketing Authorisation in respect of any Finished Product;

(b)                                 at Omthera’s cost, promptly provide to Omthera a sufficient quantity of the Feedstock and all assistance and other documents reasonably necessary for Omthera to prepare any application, and the grant, maintenance, variation or renewal of any Marketing Authorisation in respect of any Finished Product;

(c)                                  use its best endeavours to assist Omthera in meeting the demands of any Relevant Regulatory Authority relating Omthera’s or its Licensee’s application and any grant, maintenance, variation or renewal of each Marketing Authorisation in respect of any Finished Product; and

(d)                                 ONC will share any observation(s) (such as Form 483 observations) made by Regulatory Agencies during their inspections with Omthera.

(3)                                 ONC shall not reprocess or rework any material used in manufacturing Feedstock, or the Feedstock itself, without prior written authorization by Omthera, unless such reprocess or rework is permitted under the applicable Marketing Authorisation.

(4)                                 At Omthera’s request, with advance notice of not less than thirty (30) days, Omthera shall have right to have up to […***…] observe the manufacture of Feedstock at ONC’s site(s), provided that absent ONC’s consent, not to be unreasonably withheld, this right may be exercised by […***…], and then […***…], in which event […***…] Omthera may exercise this observation right up to […***…]. ONC will cooperate in any such observation by Omthera, and Omthera will cooperate to ensure that ONC is able to protect the confidential information of its other customers.

(5)                                 ONC shall notify Omthera in writing if ONC desires to make any changes to the manufacturing and quality control processes, equipment, ingredients, sources of supply, location or other aspects for manufacturing Feedstock (other than Incoming Fish Oil, provided the Incoming Fish Oil Specifications are satisfied), from those included in the filing for Marketing Authorisation with the FDA for Epanova.

(a)                                 If Omthera concludes that such change will not require any filing with the FDA other than as part of the annual required

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filing with the FDA (or its equivalent with foreign Relevant Regulatory Authorities), and further that such change does not pose any material risk to the regulatory status of Epanova or any other Finished Product (a “Material Regulatory Risk”), then ONC may make such change.

(b)                                 Alternatively, if the proposed change requires any other regulatory filing, or in Omthera’s reasonable view could pose such a Material Regulatory Risk, then ONC will not make such change without Omthera’s prior written consent, not to be unreasonably withheld, provided that Omthera may withhold its consent or may require ONC to delay such change if in Omthera’s reasonable judgment making such change presents any Material Regulatory Risk.

(c)                                  In any event, no such changes shall be made after filing for the first Marketing Authorisation for Epanova until Marketing Authorisation is obtained unless required to meet regulatory requirements and then only with Omthera’s prior written consent.

Omthera will be responsible for obtaining approval of ONC suggested changes (subject to the foregoing) to ensure ONC operations will not be adversely affected. ONC recognizes that there are no guarantees that Relevant Regulatory Authorities will approve the requested changes and Omthera commits to process changes in good faith. Omthera shall reply with its approval or objection to any ONC proposal for any change described in this Section within ten (10) Business Days after receiving a complete description of such change and any other information regarding such change as Omthera may reasonably request.

(6)                                 Audit:

ONC shall permit Omthera, its Licensees and regulatory consultants retained by either of them, or any Relevant Regulatory Authority to carry out periodic audits (as needed during the licensing process and once a year thereafter) of ONC’s records and facilities for the sole purpose of verifying compliance with ONC’s obligations under Section 2.15. As a condition of access to ONC’s premises, ONC may require that any individual acting on behalf of Omthera, its Licensees or consultants enter into a confidentiality agreement to protect the confidentiality of ONC’s confidential information and trade secrets. All such audits shall be at the expense of the Party carrying out the audit or inspection, except that neither Omthera nor its Licensees shall pay for audits and inspections carried out by or on behalf of Relevant Regulatory Authorities, and Omthera shall not be responsible for ONC’s costs arising from assistance and compliance with an audit or inspection.

2.16                        Representations and Warranties:

ONC represents and warrants that:

(a)                                 The Feedstock shall conform to the Specifications;

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(b)                                 The Incoming Fish Oil used in the Feedstock shall conform to the Incoming Fish Oil Specifications;

(c)                                  The Feedstock shall be produced in accordance with the Production Standards, including as such Production Standards are amended by the agreement of the Parties from time to time;

(d)                                 The Certificate of Analysis, Certificate of Origin and Certificate of Origin accompanying any order of Feedstock shall be accurate in all respects;

(e)                                  The Feedstock shall be produced in compliance with the requirements of the Relevant Regulatory Authorities and all Applicable Laws (including cGMP) and have not been, are not and will not be adulterated or misbranded within the meaning of the Federal Food Drug and Cosmetic Act of 1938, as amended (the “Act”); ICHQ7A, MHRA, CofR and other applicable regulations;

(f)                                   ONC has the right to convey title to the Feedstock, free of all third-party claims and encumbrances;

(g)                                  ONC has good title to all Feedstock provided to Omthera pursuant to this Agreement and passes such title to Omthera free and clear of any security interests, liens or other encumbrances;

(h)                                 ONC is not debarred under subsections 306(a) or (b) of the Act and that it has not and will not use in any capacity the services of any person or entity debarred under such law with respect to its performance of this Agreement. ONC will immediately notify Omthera in writing in the event that it or any such person or entity is debarred during the Term;

(i)                                     The execution, delivery and performance of this Agreement by ONC does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which is may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; ONC is not currently a party to, and during the Term will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement (including any agreement, instrument or understanding, oral or written, that would prevent Omthera from using any Licensee as contemplated hereunder);

(j)                                    To the best of ONC’s knowledge, the Feedstock, and the processes used by ONC to manufacture the Feedstock, do not infringe any third party issued patents in Canada, the United States and Europe that will ultimately be found to be valid;

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(k)                                 ONC is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to enter into this Agreement. This Agreement has been duly executed and delivered by ONC and constitutes the valid and binding obligation of ONC, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of ONC, its officers and directors.

(l)                                     ONC maintains all valid governmental and regulatory permits and licenses as required to produce and deliver the Feedstock in accordance with this Agreement.

EXCEPT AS SET FORTH IN THIS SECTION 2.16, ONC MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS MANUFACTURED BY IT HEREUNDER AND SPECIFICALLY DISCLAIMS ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

2.17        Indemnification:

(a)                                 Omthera agrees to defend, indemnify and hold harmless ONC, its Affiliates, and their respective officers, directors, employees, agents and representatives from and against any and all Losses to the extent arising out of (a) any breach by Omthera of its representations, warranties or obligations under this Agreement, (b) any sale, promotion, distribution or use of or exposure to the Finished Products, including product liability or strict liability, (c) any claim that the manufacture of Feedstock by ONC in compliance with this Agreement (including in compliance with the Specifications) infringes any patent rights of a third party, (d) any negligence or wilful misconduct by Omthera, or (e) any failure by Omthera to comply with Applicable Laws in the performance of its obligations under this Agreement, except to the extent that any of the foregoing arises out of or results from ONC’s indemnification obligations under clause (b) below. ONC shall promptly notify Omthera in writing of any such claim or action, shall reasonably co-operate with Omthera in the defence of such claim or action, and shall permit Omthera to control the defence and settlement of such claim or action, all at Omthera’s cost and expense.

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(b)                                 ONC shall defend, indemnify and hold harmless Omthera, its Affiliates, and their respective officers, directors, employees, Licensees, agents and representatives from and against any and all Losses to the extent arising out of (a) any claim of personal injury, bodily injury or property damage arising from breach of any of ONC’s representations, warranties or obligations under this Agreement, (b) any Feedstock that does not meet the Specifications, (c) any negligence or wilful misconduct by ONC, (d) any breach by ONC of its representations, warranties or obligations under this Agreement, (e) any failure by ONC to comply with Applicable Laws in the performance of its obligations under this Agreement, or (f) any claim regarding a work-related injury to any employee or consultant of ONC, except to the extent that any of the foregoing arises out of or results from Omthera’s indemnification obligations under clause (a) above. Omthera shall promptly notify ONC in writing of any such claim or action, shall reasonably co-operate with ONC in the defence of such claim or action, and shall permit ONC to control the defence and settlement of such claim or action, for so long as the ONC’s conduct is reasonable, proper and timely and does not prejudice the rights and interests of the Omthera, all at ONC’s cost and expense.

(c)                                  Should a third party allege or claim that the manufacture, import, promotion, sale, distribution or use of the Finished Product or the manufacture, import, promotion, sale, distribution or use of a medicinal product containing the Finished Product infringes a third party’s patent or other intellectual property rights, ONC shall reasonably support Omthera in its defence against such claim, including by disclosing the route of synthesis of the Finished Product if beneficial for the purposes of such defence. ONC shall not be bound to make any disclosures that would place on the public record any ONC trade secrets or breach any obligations that ONC may have to any third party to keep such information confidential.

(d)                                 Should a third party allege or claim in writing that the manufacture, import, promotion, sale, distribution or use of the Feedstock infringes a third party’s patent rights or should a Party become aware of any third party’s patent rights that may reasonably be apprehended to affect either Party’s freedom to manufacture, import, promote, sell, distribute or use the Feedstock, at either Party’s request, the Parties shall collaborate to develop a non-infringing alternative, and if such alternative is not commercially feasible, then either Party may terminate this Agreement, at its option, on

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ninety (90) days advance written notice. ONC’s obligations to supply and Omthera’s obligations to purchase Feedstock shall be suspended while the Parties are developing or implementing any changes necessary related to a non-infringing alternative. Omthera may, at its option, require that ONC continue to supply Feedstock if Omthera agrees that it will fully indemnify ONC for any damages or losses that it may suffer due to alleged infringement.

2.18        Recalls and traceability:

(1)           General:

If Omthera determines that the Feedstock or any Finished Product must be subject to a field correction, withdrawn or recalled from the market (collectively, a “Regulatory Recall”), Omthera shall notify all regulatory authorities of any such Regulatory Recall, and shall take all steps necessary to effectuate such Regulatory Recall. ONC shall assist Omthera in carrying out any Regulatory Recall by supplying Omthera with relevant manufacturing records including process records, inspection records, material traceability records, and records of Feedstock shipment. ONC shall reimburse Omthera for the costs of such Regulatory Recalls to the extent such Regulatory Recalls were made necessary because of a failure of the Feedstock to meet the Specifications or the requirements of this Agreement at the time that such Feedstock is delivered to Omthera, but ONC shall incur no liability hereunder if ONC’s Feedstock conformed to this Agreement and to the Specifications. If Omthera and ONC are unable to agree on the extent that such Regulatory Recalls were made necessary because of the quality or condition of the Feedstock at the time that such Feedstock was delivered to Omthera, then Omthera and ONC shall mutually agree upon an independent third party to inspect the subject Feedstock and render a determination, which determination shall be final and binding. The cost of the independent third party shall be borne by the Party found by such independent third party to be at fault.

(2)           Obligation to notify:

ONC shall promptly and without delay notify Omthera in writing of any information or circumstances that come to its attention related to any Feedstock that has been sold to Omthera or its Licensees that suggest that any such Feedstock deviates from the Specifications such that its use in a Finished Product may be hazardous or may subject the Finished Product to a Regulatory Recall. If ONC recommends to Omthera, in writing, that any Finished Product containing any such Feedstock be recalled and Omthera makes such recall, then Section 2.18(1) shall apply, and if Omthera fails to recall such Finished Product, ONC shall have no liability for such Feedstock.

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Article Three. Term and Termination

3.01        Term:

This Agreement shall be in effect and binding upon the Parties from the Effective Date until the tenth anniversary of the Effective Date (the “Term”). Either Party may elect to extend the Term for a single five (5)-year extension (for a total Term of fifteen (15) years in such event) by providing written notice to the other Party at least twelve (12) months before the tenth anniversary of the Effective Date.

3.02        Termination:

(1)           Termination for breach, insolvency etc:

Either Party may terminate this Agreement, at its option, by written notice to the other Party if:

(a)                                 the other Party breaches this agreement; and (i) the breach is material and not capable of being cured; or (ii) the breach is capable of being cured and the defaulting Party fails to cure the breach to the first Party’s reasonable satisfaction within sixty (60) days after receipt of a written notice requesting the defaulting Party to do so;

(b)                                 the other Party is or becomes insolvent or is subject to bankruptcy proceedings that are not dismissed within sixty (60) days of commencement; or

(c)                                  the other Party is subject to a Force Majeure Event for a continuous period of one hundred twenty (120) days.

(2)           Termination by Omthera due to market conditions:

If Omthera determines in good faith and with reasonable evidence thereof that […***…], then ONC and Omthera shall attempt to negotiate […***…]. In the event that no agreement is reached between ONC and Omthera within […***…] the commencement of negotiations, then either Party may terminate this Agreement upon […***…] notice. ONC may request that Omthera provide third party expert advice regarding […***…].

(3)           Termination by Omthera:

Omthera may terminate this Agreement, at its option, with immediate effect if:

(a)                                 ONC is unable to supply the Feedstock in accordance with FX Orders for a continuous period […***…];

(b)                                 the application for Marketing Authorisation with the FDA for Epanova is rejected in such a manner that it would be

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unreasonable to further attempt to seek Marketing Authorization with the FDA for Epanova;

(c)                                  it is not possibly to commercialize Epanova given market conditions;

(d)                                 ONC violates the non competition provisions of this Agreement in Section 2.14; or

(e)                                  Omthera and its licensees cease to market Finished Product as a result of an injunction or other order by courts of competent jurisdiction prohibiting the manufacture or sale of Finished Products in the Territory.

(4)           Termination by ONC:

ONC may terminate this Agreement, at its option, with immediate effect if:

(a)                                 any dispute or litigation is initiated which may reasonably be apprehended result in the prevention of the manufacture, storage, promotion, sale or distribution of Feedstock that is specific the Feedstock (and not to ONC more generally), unless Omthera is required by this Agreement to indemnify ONC or Omthera elects to indemnify ONC for same on terms substantially equivalent to those provided in Section 2.17 and […***…].

3.03        Effect of termination or expiration:

(a)                                 In the event of any termination under this Article Three, the day that is the effective date of termination shall be the last day of the Term.

(b)                                 Regardless of the reason for such termination, ONC may require, in its sole and absolute discretion, that Omthera shall purchase any and all inventory of Feedstock held by ONC at the time of any termination, subject to the Agreement requirements regarding Feedstock.

(c)                                  If this Agreement is terminated by Omthera under Sections 2.17(d), 3.02(1), 3.02(3)(a) or 3.02(3)(d), or if this Agreement expires on the tenth anniversary of the Effective Date because the Term is not extended by ONC as provided in Section 3.01, then Section 2.14 shall survive for […***…] (without reference to the three criteria (a) through (c) therein).

(d)                                 Sections 2.14, 2.15, 2.16, 2.17, 2.18 and 3.03and Articles 1, 4 and 5 will survive the expiration or termination of this Agreement. All accrued rights and obligations of the Parties shall survive the expiration or termination of this Agreement (for clarity, Sections 2.01 through 2.13, and the other applicable terms of this Agreement, shall survive for any

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Feedstock subject to an FX Order placed or shipped before any such expiration or termination).

Article Four. Confidentiality; Licensees; Intellectual Property

4.01        Disclosure: Standard of Care:

The Parties acknowledge that, in the course of performance of their obligations under this Agreement, each Party (a “Disclosing Party”) may disclose Confidential Information to the other (a “Receiving Party”). Each Receiving Party shall protect the other Party’s Confidential Information from unauthorized dissemination, disclosure and use with the same degree of care that each such Party uses to protect and safeguard its own like information, but not less than the degree of care that would be exercised by a prudent person given the sensitivity and strategic value of such Confidential Information. Confidential Information shall be disclosed only to the employees and consultants of the Receiving Party and its Affiliates who have a “need to know” and who have executed an internal nondisclosure agreement at least as restrictive as the terms of this Agreement. A Receiving Party shall not disclose any Confidential Information to any third party without first obtaining the Disclosing Party’s written consent to such disclosure, save that Omthera may disclose Confidential Information (i) to its Licensees, (ii) to prospective and actual collaborators, investors, lenders, acquirers, subcontractors and (sub)licensees, and (iii) to the licensor of Epanova to Omthera. A Receiving Party may further disclose Confidential Information to such Party’s professional advisors in connection with the negotiation and performance of this Agreement. In any case where a Receiving Party discloses a Disclosing Party’s Confidential Information to a third party as permitted under this Agreement, the Receiving Party shall ensure that the third party is subject to confidentiality obligations with the Receiving Party and the Receiving Party agrees to use commercially reasonable efforts to enforce such provisions to protect the Disclosing Party’s Confidential Information. The Specifications shall be treated as the Confidential Information of Omthera.

4.02        Compelled Disclosure:

In the event that a Receiving Party is compelled to disclose a Disclosing Party’s Confidential Information, in the course of litigation or otherwise, or a compelled disclosure is reasonably anticipated, the Receiving Party shall give immediate notice to the Disclosing Party of such fact and shall provide all reasonable cooperation to the Disclosing Party in obtaining a protective order to prevent the disclosure of Confidential Information.

4.03        Regulatory Disclosures:

Omthera shall be permitted to disclose ONC’s Confidential Information to a Relevant Regulatory Authority as required in order to obtain or maintain Omthera’s and its Licensee(s)’ Marketing Authorisations, but shall always be required to disclose the minimal amount of such Confidential Information and

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

shall make all reasonable efforts to prevent the disclosure of such Confidential Information beyond the Relevant Regulatory Authority.

4.04        Licensees:

(1)           The Parties acknowledge and agree that it is the intent of Omthera or its Affiliates to seek out and enter into agreements with Licensees to develop, manufacture, sell, distribute and commercialize Finished Product on Omthera’s behalf.

(2)           Omthera and its Affiliates will ensure that all Licensees are party to a confidentiality agreement for the protection of ONC’s Confidential Information on terms that are substantially similar to that which exists between Omthera and ONC in this Agreement.

4.05        Intellectual Property:

(1)           All Intellectual Property Rights, data, information, reports and any and all related documentation, which were developed, generated or derived, directly or indirectly by or on behalf Omthera prior to the Effective Date, including Omthera Manufacturing Know-How, or any improvements, modifications or enhancements thereto that are developed, generated or derived, directly or indirectly solely by Omthera during the Term, will remain the sole property of Omthera.

(2)           All Intellectual Property Rights, data, information, reports, and any and all related documentation, which were developed, generated or derived, directly or indirectly by ONC prior to the Effective Date, including ONC Manufacturing Know-How, or any improvements, modifications or enhancements thereto that are developed, generated or derived, directly or indirectly solely by ONC during the Term (collectively “ONC Intellectual Property”) will remain the sole property of ONC.

(3)           ONC confirms that is has not sought patent rights claiming Feedstock or its use, nor is ONC aware of anyone else doing so.

(4)           If ONC seeks patent protection for any (i) use for cardiovascular or neurological diseases, disorders and conditions (including dyslipidemia) or pancreatitis or (ii) composition, in each case for or that includes Feedstock, Omefas or Epanova, and such patent might reasonably be interpreted to hinder Omthera’s ability to make, have made, use, offer for sale, import, market or sell Feedstock, Omefas or Epanova, itself or through its Affiliates or Licensee(s), then without derogating from the licenses already granted herein, the licenses granted herein shall include licenses to such patent rights to make, have made, use, offer for sale, import, market and sell Feedstock, Omefas and Epanova.

(5)           If ONC seeks patent protection for any manufacturing process for or that includes Feedstock, and such patent might reasonably be interpreted to hinder Omthera’s ability to make, have made, use, offer for sale, import, market or sell Omefas or Epanova using the same or substantially the same processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera, itself or through its Affiliates or Licensee(s), then without

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

derogating from the licenses herein, the licenses granted herein shall include licenses to such patent rights to make, have made, use, offer for sale, import, market and sell Omefas and Epanova using the same or substantially the same processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera.

(6)           If and to the extent that any ONC Intellectual Property Rights or other Intellectual Property Rights owned or controlled by ONC is (i) disclosed (before or after the Effective Date) to Omthera or its Licensee(s) or (ii) is necessary to convert Feedstock or other intermediates into Omefas, ONC hereby grants to Omthera and its Affiliates a worldwide, perpetual and irrevocable, paid up, non-exclusive license, with the right to sublicense through multiple tiers, to such ONC Intellectual Property and Intellectual Property Rights, for use in connection with the making, using and commercialization of Omefas from Feedstock supplied by ONC hereunder, or other intermediates. Without limiting the generality of the foregoing, ONC agrees that it will not unreasonably claim infringement of any ONC Intellectual Property or other Intellectual Property Rights in connection with Omthera’s or its Affiliates’ or Licensees’ efforts to develop the manufacturing process for the Feedstock or other intermediates or Omefas using techniques and technologies that are commonly used in the lipid fractionation industry or available in the public domain.

(7)           All data, images, information, documents, records in whatever form obtained, developed, recorded or compiled (i) in connection with this Agreement that relates to the Feedstock, including its development, manufacture or use, or (ii) based upon or utilizing Omthera Confidential Information (collectively, “Omthera Data”) will be gathered, stored, secured, managed and maintained by ONC in accordance with Applicable Laws. Promptly upon the expiration or termination of this Agreement, and otherwise upon Omthera’s request, ONC will promptly provide originals or a copy (as applicable) of all Omthera Data to Omthera in a form acceptable to Omthera, and Omthera and its Licensees will have the right to use same.

(8)           During the Term, ONC will make the Pfaudler Wiped Film Evaporator presently at BioVectra Inc. available for the conversion of Feedstock and other intermediates into Finished Product for the benefit of Omthera.

4.06        Knowledge Transfer:

(1)           ONC will collaborate with Omthera and its Licensees during the Term, including, among other things, with respect to the disclosure and transfer of ONC Intellectual Property during the Term as needed to convert Feedstock to Omefas using the same or substantially the same processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera. As an initial matter, and without limiting the generality of the foregoing, ONC will meet with Croda International plc and Omthera at a neutral site, and further upon Omthera’s request and at Omthera’s expense, ONC will send one or more technical consultants to Croda International plc’s site to assist with manufacture of Omefas from Feedstock there using the same or substantially the same

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera. ONC agrees that Omthera may seek similar assistance for up to two other Licensees beyond Croda International plc. ONC agrees that ONC will disclose to such Licensees all Intellectual Property Rights owned or controlled by ONC that Omthera and its Licensees will need to convert Feedstock to Omefas using the same or substantially the same processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera.

(2)           ONC hereby grants to Omthera and its Affiliates a worldwide, perpetual, irrevocable, paid up, non-exclusive license, with the right to sublicense through multiple tiers, to such Intellectual Property Rights owned or controlled by ONC that are reasonably necessary to develop, make, use, sell, distribute or commercialize Feedstock (or any intermediate thereof), including for the conversion of Feedstock to Omefas using the same or substantially the same processes used by ONC and BioVectra to manufacture the Feedstock and Omefas previously delivered to Omthera; provided, however, that the foregoing license shall not be exercisable until the occurrence of the earliest to occur of the following events:

(a)                                 ONC fails to deliver Feedstock in accordance with the forecasts issued hereunder,

(b)                                 ONC does not comply with Applicable Laws in connection with the performance of its obligations under this Agreement,

(c)                                  ONC causes any delay in Omthera’s or its Licensees’ ability to obtain a Marketing Authorisation anywhere in the Territory,

(d)                                 any early termination of this Agreement by ONC other than due to the material, uncured breach of this Agreement by Omthera or

(e)                                  ONC does not have production capacity to supply 50% of Omthera, its Affiliates and its Licensees’ requirements for Feedstock.

Article Five. General

5.01        Condition precedent:

This Agreement shall be of no force and effect unless and […***…]. In addition, Omthera shall use commercially reasonable efforts to […***…]

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…].

5.02        Insurance:

Each Party shall procure at its own expense from a reputable insurer, and maintain in full force and effect for the Term and for […***…] thereafter, product liability, accidental contamination and malicious tamper insurance with a single limit liability of not less than […***…], for bodily injury, death or property damage relating to the Feedstock. Prior to the first shipment of Feedstock to Omthera, each Party will provide the other with a copy of such policy or a certificate of insurance evidencing the required coverage and will further provide each other Party with evidence from time to time that the policy remains in force.

5.03        Limitation of Liability:

Except with respect to a Party’s indemnification obligations hereunder, the total aggregate amount that a Party shall be liable for and required to pay in respect of losses, damages, claims, costs or expenses (collectively “Losses”) that are asserted against or suffered by the other Party arising out of, in connection with or based upon the breach or failure to perform the provisions of this Agreement shall not exceed […***…]. The foregoing shall not be applied to limit Omthera’s right to seek specific performance from ONC hereunder and thereby to require ONC to perform its obligations hereunder, but such shall not limit or derogate from ONC’s ability to terminate this Agreement as otherwise provided for in this Agreement.

Nothing in this Agreement shall exclude or limit the liability of either Party for death or personal injury caused by its negligence.

In no event shall either Party be liable to the other for indirect, special, incidental, punitive or consequential damages incurred by the other Party and arising out of or in connection with this Agreement for any cause of action of any kind even if the other Party has advised the first Party of the possibility of such damages.

5.04        Publicity:

If a Party intends to make any public announcement or release related to this Agreement or its subject matter, that Party shall give five (5) Business Days’ notice to the other Party and shall afford such Party the opportunity to assist or to be included in such announcement or release.

5.05        Entire Agreement:

This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof and thereof. No representation, inducement,

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

promise, understanding, condition or warranty not set forth herein, or incorporated by reference herein, has been made or relied upon by any Party hereto.

5.06        Governing Law:

This Agreement shall be construed in accordance with and governed by the laws in effect in the State of New York, without regard to the conflict of laws rules thereof.

5.07        Force Majeure:

Neither Party shall be liable for any damages, delays or failure in performance under this Agreement caused by acts or conditions beyond its reasonable control or without its fault or negligence (a “Force Majeure Event”), including but not limited to “acts of God”, delays caused by governmental authorities, strikes, lockouts and other labour unrest, delays in obtaining governmental approvals and similar conditions. For the avoidance of doubt, any circumstances beyond the control of ONC related to the fishery from which raw materials for the Feedstock are drawn that substantially affects the ability of ONC to procure Incoming Fish Oil for its business shall be a Force Majeure Event. A Party shall, in order to avail itself of any of the provisions of this Section, forthwith send a written notice of the Force Majeure Event to the other Party, including a description of the Force Majeure Event, its expected duration and the Party shall use commercially reasonable efforts to mitigate the effect of the Force Majeure Event and provide a description of the actions being taken by the Party to mitigate the effect of the Force Majeure Event. Any inability of a Party to pay any amounts owing shall not be a Force Majeure Event.

5.08        Severability:

The Parties acknowledge and agree that each and every term of this Agreement is of the essence. If any one or more of the provisions contained in this Agreement should be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby so long as the commercial, economic and legal substance of the transaction contemplated hereby are not affected in any manner materially adverse to any Party. Upon such a declaration, the Parties shall modify this Agreement so as to carry out the original intent of the Parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

5.09        Further Assurances:

Each Party shall at any time and from time to time, upon each request by the other Party, execute and deliver such further documents and do such further acts and things as the other Party may reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Notwithstanding any other provision of this Agreement, the provisions of this Section shall survive any termination of this Agreement.

5.10        No Amendments:

This Agreement may not be amended or modified, nor may any right or remedy of any Party be waived, except in writing, signed by such Party. The waiver by any Party of the breach of any term or provision hereof by any other Party will not be construed as a waiver of any other subsequent breach.

5.11        No Assignment:

No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties, except that a Party may assign this Agreement

(a)                                 To an Affiliate; or

(b)                                 In connection with any sale of all or substantially all of its business related to the subject matter of this Agreement.

Provided, however, that the assignee agrees to be bound by the terms of this Agreement. This Agreement is strictly between ONC and Omthera, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No other person or entity may enforce it for their benefit, nor shall they have any claim or remedy for its breach.

5.12        No Waiver:

No failure or delay by any Party in exercising any of its rights or remedies hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. Except as otherwise provided herein, the rights and remedies of the Parties provided in this Agreement are cumulative and not exclusive of any rights or remedies provided under this Agreement, by law, in equity or otherwise.

5.13        No Agency:

The Parties are not partners or joint venturers; neither Party is the agent, representative, or employee of the other Party; and nothing in this Agreement will be construed to create any relationship between them other than an independent contractor relationship. Neither Party will have any responsibility or liability for the actions of the other Party except as specifically provided herein. Neither Party will have any right or authority to bind or obligate the other Party in any manner or make any representation or warranty on behalf of the other Party.

5.14        Notices:

All notices, consents and other communications required or which may be given under this Agreement will be in writing and will be deemed to have been duly given (a) when given by hand or by courier; or (b) when received by the addressee if sent by facsimile transmission during business hours of the

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

addressee. If sent outside business hours of the addressee, such notice, consent or other communication will be deemed to have been duly given at the beginning of the next Business Day. Notices, consents and other communications shall be addressed to a Party at its address set forth below, or at such other address as a Party may hereafter designate by notice given in accordance with the terms hereof:

If for ONC:

Ocean Nutrition Canada Limited

101 Research Drive

Dartmouth NS B2Y 4T6

Fax: 1 902 480 3199

Attention: President/CEO

with a copy to:

McInnes Cooper

Purdy’s Wharf, Tower II

1300-1969 Upper Water Street

Halifax, NS B3J 3P6

Fax: (902) 425-6350

Attention: David T.S. Fraser

If for Omthera:

Omthera Pharmaceuticals Inc.

707 State Road

Princeton, NJ 08540

Fax: (908) 741-4398

Attention: President/CEO

5.15        Counterparts:

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received an original or faxed counterpart hereof signed by each other Party hereto.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

* * *

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED in the presence of:	Ocean Nutrition Canada Limited

	Per:	/s/ M.R. Jamieson
Witness:	Name:	M.R. Jamieson
	Title:	President * CEO

Omthera Pharmaceuticals Inc.

	Per:	/s/ Gerald Wisler
Witness:	Name:	Gerald Wisler
	Title:	President & CEO

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule “A” — Specifications for the Feedstock

See attached.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Technical Data Sheet

[…***…]

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule “B” — Supply Price Variability related to Cost of Crude Fish Oil

[…***…]

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule “C” - Current Launch Plans

[…***…]

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule “D” - Production Standards

To be completed by the Parties at the same time as the Quality Technical Agreement.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule “E” - Incoming Fish Oil Specifications

See attached.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Schedule E

[…***…]

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